UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________________
FORM 8-K
_______________________________________________________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2013
_______________________________________________________________
Guidewire Software, Inc.
(Exact name of registrant as specified in its charter)
_______________________________________________________________

Delaware	001-35394	36-4468504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 East Hillsdale Blvd., Suite 800
Foster City, CA 94404
(Address of principal executive offices, including zip code)

(650) 357-9100
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)    On March 20, 2013, Guidewire Software, Inc. (the “Company”) and John True agreed that Mr. True would depart as Senior Vice President, Field Operations of the Company, effective immediately.

On March 21, 2013, the Company issued a press release regarding Mr. True's departure. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibits
99.1	Press release dated March 21, 2013, titled “Guidewire Software Announces Change in Field Operations Leadership”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 21, 2013

GUIDEWIRE SOFTWARE, INC.

By:	/s/ Karen Blasing
Karen Blasing
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibits
99.1	Press release dated March 21, 2013, titled “Guidewire Software Announces Change in Field Operations Leadership”